UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2024 (February 21, 2024)

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) CEO Retirement, (c) CEO Appointment, and (d) Election of Director
On February 21, 2024, the Board of Directors (the “Board”) of MSA Safety Incorporated (the “Company”) elected Steven C. Blanco as Chief Executive Officer, to be effective May 10, 2024. The Board also elected Mr. Blanco as a director on the Board, effective immediately. His elections are part of a planned management succession and coincide with Nishan J. Vartanian’s announcement to the Board on February 21, 2024, of his intention to retire as Chief Executive Officer in May 2024. Mr. Vartanian will continue as a director on the Board following his retirement.
Mr. Blanco, age 57, has served as the Company’s President and Chief Operating Officer since June 2023. Prior thereto, he served as Senior Vice President and President of MSA Americas from June 2022 to June 2023, as Vice President and President, MSA Americas from August 2017 to June 2022, as Vice President, MSA Northern North America from July 2015 to August 2017, and as Vice President of Global Operational Excellence from April 2012 to July 2015.
Upon his assuming the role of Chief Executive Officer, Mr. Blanco will be entitled to the following:
•Annual base salary of $900,000.
•Participation in the Company's Executive Incentive Plan with a target annual incentive of 90% of annual base salary.
•Participation in the Company’s Management Equity Incentive Plan (“MEIP”) with target annual grant effective with the 2025 annual equity grants of $3,790,000.
Mr. Blanco received a grant on or about February 20, 2024, under the MEIP with a total value of $2,400,000. Mr. Blanco will continue to participate in all general employee benefit plans and programs as well as any plans and programs for executives.
Mr. Blanco is not expected to join the Audit, Compensation, or Nominating and Corporate Governance Committees of the Board, and he will not receive any additional compensation for his services on the Board beyond his compensation as an employee of the Company. His current employment compensation is set forth in the most recent Proxy Statement dated March 30, 2023, as supplemented by the Company’s May 31, 2023, current report on Form 8-K.
There is no arrangement or understanding between Mr. Blanco and any other person pursuant to which Mr. Blanco was selected as an officer or director. There are no family relationships between Mr. Blanco and any of our directors or executive officers. Mr. Blanco has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.
The Company’s press release announcing the changes is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
99.1    MSA Safety Incorporated Press Release dated February 22, 2024.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Richard W. Roda
Richard W. Roda
Vice President, Secretary and Chief Legal Officer
Date: February 22, 2024

EXHIBIT INDEX

Exhibit No.	Description

99.1	MSA Safety Incorporated Press Release dated February 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).